                     FORT DEARBORN INCOME SECURITIES, INC.

                                  -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders of
  Fort Dearborn Income Securities, Inc.:

    The Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. (the "Company") will be held on Monday, December 13, 1999, at 2:00 P.M., Chicago time, at Brinson Partners, Inc., 209 South LaSalle Street, ninth floor, Chicago, Illinois 60604, for the following purposes and for the transaction of such other business as may properly come before the meeting:

    (1) electing five directors; and

    (2) voting to ratify or reject the selection of independent certified public accountants made by the Board of Directors for the year ending
        September 30, 2000.

    The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on October 25, 1999, have the right to vote at the meeting. WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE MEETING CAN BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

                                     JOSEPH A. ANDERSON
                                              SECRETARY

Chicago, Illinois
November 12, 1999

                     FORT DEARBORN INCOME SECURITIES, INC.
                       209 S. LASALLE ST., ELEVENTH FLOOR
                          CHICAGO, ILLINOIS 60604-1295

                                 --------------

                                PROXY STATEMENT

INTRODUCTION

    This statement, which is being mailed to shareholders on or about
November 12, 1999, is furnished in connection with the solicitation of proxies by the Board of Directors of Fort Dearborn Income Securities, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Brinson Partners, Inc., 209 South LaSalle Street, ninth floor, Chicago, Illinois 60604, on Monday, December 13, 1999, at 2:00 P.M., Chicago time. Proxies may be solicited by mail, telephone and personal interview. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock of record. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. The enclosed proxy is revocable at any time. The proxy may be revoked in writing, by giving a later-dated proxy, or orally at the Annual Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Company.

    On October 25, 1999, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournments thereof, there were issued and outstanding 8,788,865 shares of Capital Stock of the Company, each entitled to one vote, constituting all of the Company's then-outstanding securities. For purposes of determining the outcome of the vote on a matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote and will have the same effect as a vote against the proposal. "Broker non-votes" are not counted for the purpose of determining the number of shares present on a voting matter and have no effect on the outcome of the vote. Any adjournment of the meeting would require the affirmative vote of a majority of those present in person or by proxy at the session of the meeting to be adjourned. The proxy solicited hereby confers authority to vote for any such adjournment; however, a proxy voted against or abstained from voting on any proposal herein would not be voted in favor of an adjournment to permit further solicitation of proxies.

1. ELECTION OF DIRECTORS

    Five directors are to be elected at the Annual Meeting as the entire Board of Directors to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below. If any of the nominees are unavailable to serve as directors, an event which the Board of Directors does not now expect, the persons named in the proxy will vote for such other persons as they, in their discretion, may choose. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for the election of a director. All of the nominees are presently directors of the Company and all have consented to serve if elected.

                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                                                 OWNED
                                                                                    WHEN      DIRECTLY OR
                                                                                   FIRST       INDIRECTLY
           NAMES AND AGES                       PRINCIPAL OCCUPATIONS              BECAME    SEPTEMBER 30,
             OF NOMINEES                       AND OTHER DIRECTORSHIPS            DIRECTOR        1999
           --------------                      -----------------------            --------   --------------
Richard M. Burridge, 70..............  Chairman, The Burridge Group since 1996      1972       9,531
                                         (Investment Management); Director of
                                         Lincoln National Income Fund, Lincoln
                                         National Convertible Bond Fund, and
                                         The Blue Cross of Illinois; Vice
                                         Chairman, Alliance Capital Management
                                         Corp. prior to March, 1986.
Richard S. Peterson, 69..............  Formerly Chief Economist, Continental        1995       1,000
                                         Bank (1969-1994); Currently Chairman,
                                         Board of Directors, Illinois Council
                                         on Economic Education; Past member,
                                         Economic Advisory Council, American
                                         Bankers Association (1978-1981 and
                                         1990-1993).
C. Roderick O'Neil, CFA, 68..........  Chairman, O'Neil Associates (formerly        1992       3,153
                                         Greenspan O'Neil Associates), an
                                         investment and financial consulting
                                         firm; Director, Beckman Coulter, Inc.
                                         (Since January, 1994) Director, Ambac
                                         Financial Group, Inc. and Ambac
                                         Assurance Corporation (Since 1991) and
                                         Cadre Institutional Investors Trust
                                         (Since 1995); Trustee, Memorial Drive
                                         Trust (Since 1974); Member, Fiduciary
                                         Committee ASARCO (Since 1991).
Frank K. Reilly, CFA, 63.............  Bernard J. Hank Professor of Business        1993       2,291
                                         Administration, University of Notre
                                         Dame (since 1981); Chairman, The
                                         Brinson Funds (since 1992); Chairman,
                                         The Brinson Relationship Fund (since
                                         1995); Director, Greenwood Trust Corp.
                                         (since 1993); Director, Morgan Stanley
                                         Dean Witter Trust, FSB (since 1996);
                                         Director, NIBCO (since 1993);
                                         Director, Battery Park High Yield Fund
                                         (since 1996); Board of Governors,
                                         Association for Investment Management
                                         and Research (since 1993) Chairman,
                                         1998-1999; Board of Trustees,
                                         Institute of Chartered Financial
                                         Analysts (since 1993) Chairman,
                                         1996-1997.

                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                                                 OWNED
                                                                                    WHEN      DIRECTLY OR
                                                                                   FIRST       INDIRECTLY
           NAMES AND AGES                       PRINCIPAL OCCUPATIONS              BECAME    SEPTEMBER 30,
             OF NOMINEES                       AND OTHER DIRECTORSHIPS            DIRECTOR        1999
           --------------                      -----------------------            --------   --------------
Edward M. Roob, 65...................  Senior Vice President, Daiwa Securities      1993       7,000
                                         America, Inc. (1986-1993); Senior Vice
                                         President, First National Bank of
                                         Chicago (1975-1985); Director, The
                                         Brinson Funds; Director, The Brinson
                                         Relationship Funds; Trustee, Brinson
                                         Trust Company; Member, Board of
                                         Governors Chicago Stock Exchange,
                                         (1988-1991); Member U.S. Treasury and
                                         Federal Agency Advisory Committee,
                                         (1972-1985). Member, Committee for
                                         Specialist Assignment and Evaluation,
                                         (1993-1999).

    The Board of Directors has an Audit Committee comprised of all of the directors. The Board of Directors does not have a nominating or compensation committee.

    During the fiscal year ended September 30, 1999, five meetings of the Board of Directors and one meeting of the Audit Committee were held. All directors, except Mr. Reilly, attended at least 75% of the total number of such meetings.

    Among other things, the Audit Committee makes recommendations concerning the retention of the Company's independent auditors, their fees and duties, including any non-audit related services performed by them; confers with such auditors; reviews the Company's financial reporting activities; and confers with and makes appropriate recommendations to personnel of the Company's investment advisor who perform services of a financial nature for the Company.

    The Company pays each of its directors (except Mr. Burridge) at the rate of $9,000 annually to serve as directors and $750 for each Board of Directors meeting attended. The Company pays Mr. Burridge at the rate of $13,000 annually to serve as Chairman of the Board of Directors and $750 for each Board of Directors meeting attended.

    The following table sets forth as to each Director the compensation paid to him in the fiscal year ended September 30, 1999 for service on the Board of the Company and, in the case of Messrs. Reilly and Roob, on the boards of two other investment companies for which the Advisor performed investment advisory services.

                               COMPENSATION TABLE

                                                    PENSION OR
                                                    RETIREMENT
                                                     BENEFITS
                                                    ACCRUED AS
                                      AGGREGATE       PART OF        ESTIMATED      TOTAL COMPENSATION
                                     COMPENSATION     COMPANY     ANNUAL BENEFITS    FROM COMPANY AND
NAME OF DIRECTOR                     FROM COMPANY    EXPENSES     UPON RETIREMENT      FUND COMPLEX
----------------                     ------------   -----------   ---------------   ------------------
Richard M. Burridge................    $16,750           0               0               $16,750
C. Roderick O'Neil.................    $12,750           0               0               $12,750
Richard S. Peterson................    $12,000           0               0               $12,000
Frank K. Reilly....................    $11,250           0               0               $55,650
Edward M. Roob.....................    $12,750           0               0               $57,150

2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected KPMG LLP as auditors of the Company for the fiscal year ending September 30, 2000. To the best knowledge of the Board of Directors, the firm of KPMG LLP has no direct or material indirect financial interest in the Company. Under the Investment Company Act of 1940, such selection must be submitted to the shareholders for ratification or rejection at the Annual Meeting. The Board of Directors recommends that such selection be ratified by the shareholders of the Company. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for ratification. Representatives of KPMG LLP will attend the Annual Meeting, have an opportunity to make a statement and be available to respond to appropriate questions from shareholders. KPMG LLP has been the independent auditors for the Company since its organization.

INVESTMENT ADVISOR

    Brinson Partners, Inc. ("Advisor"), 209 South LaSalle St., Chicago, Illinois 60604-1295, is the investment advisor to the Company. The Advisor is a wholly-owned subsidiary of UBS (USA) Inc., 209 South LaSalle St., Chicago, Illinois 60604-1295. UBS AG (Zurich, Switzerland) owns 100% of the common stock of UBS (USA) Inc.

OFFICERS

    The Company does not pay direct compensation to officers for their services to the Company. The Company's officers are as follows:

        Gary P. Brinson (age 56), who has served as President of the Company (since 1983), is President and Managing Director of Brinson Partners, Inc. (since 1989), and was President and Chief Executive Officer of First Chicago Investment Advisors (1984-1989), and was a Senior Vice President of The First National Bank of Chicago (1981-1989).

        Gregory P. Smith (age 39), who serves as Portfolio Manager of the Company (since 1988), is a Portfolio Manager, Fixed Income Group, Brinson Partners, Inc. (since 1989), was a Portfolio Manager, Fixed Income Division, First Chicago Investment Advisors (1987-1989), and was an Assistant Vice President of The First National Bank of Chicago (1988-1989).

        Joseph A. Anderson (age 37), who serves as Secretary-Treasurer of the Company is a Director of Brinson Partners, Inc. (since 1993), was the Assistant Secretary and Assistant Treasurer of Fort Dearborn (1992-1995) and is currently the Vice President of Brinson Trust Company (since 1995).

        Daniel J. Blumhardt (age 28), who serves as Assistant Secretary and Assistant Treasurer of the Company is an employee of Brinson Partners, Inc. (since 1998, and was previously employed by First of America Bank Corp. (1995-1998).

PRINCIPAL SHAREHOLDERS

    Generally, under the Securities and Exchange Commission rules, a person is deemed to be the beneficial owner of a security with respect to which such person, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security).

    On September 30, 1999, the directors and officers of the Company as a group owned or were deemed to own beneficially, directly or indirectly, a total of 80,073 shares of Capital Stock of the Company (less than 1% of the outstanding shares).

SHAREHOLDER PROPOSALS

    Any shareholder proposal to be presented for action at the Company's 2000 annual meeting of shareholders must be received at the Company's office in Chicago, Illinois not less than 120 days in advance of that date in 2000 which corresponds to the date of the Proxy Statement in order to be considered for inclusion in the proxy materials for that meeting.

OTHER MATTERS

    Shareholders are urged to review the Company's Annual Report which accompanies this Proxy Statement.

    The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

    Please complete and sign the enclosed proxy and return it in the envelope provided so that the meeting may be held and action taken on the matters described herein with the greatest possible participating shares.

                                                    JOSEPH A. ANDERSON
                                                   SECRETARY/TREASURER

/X/ Please mark your
    votes as in this
    example.

    This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors and FOR proposal 2.

------------------------------------------------------------------------------------------------------------------------------------
                       The Board of Directors recommends a vote FOR election of directors and FOR proposal 2.
------------------------------------------------------------------------------------------------------------------------------------

                 FOR  WITHHELD                          FOR   AGAINST   ABSTAIN   3. In their discretion, the proxies are authorized
1.Election of    / /    / /   2.Ratification of KPMG    / /     / /       / /        to vote upon such other matters as may properly
  Directors                     LLP as independent                                   come before the Meeting or any adjournment
  (see reverse)                 accountants.                                         thereof.

FOR, except vote withhold                                                                         CHANGE OF ADDRESS/            / /
from the following nominee(s):                                                                    COMMENTS ON REVERSE SIDE.

------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                      Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, execu-tor, administrator, trustee or guardian, please give full title as such.

                                                  ------------------------------
                                                                            1999
                                                  ------------------------------
                                                   SIGNATURE(S)      DATE
--------------------------------------------------------------------------------
                     FORT DEARBORN INCOME SECURITIES, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
P               ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 13, 1999

     The undersigned, having received the Notice of Annual Meeting and Proxy
R Statement dated November 8, 1999 appoints M. Finley Maxson and Daniel J. Blumhardt and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all
O shares (including those owned beneficially by the undersigned through the Automatic Dividend Investment Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income
X Securities, Inc. to be held on December 13, 1999, 2:00 P.M., at Brinson Partners, Inc. 209 South LaSalle St., Ninth Floor, Chicago, Illinois, and any adjournments thereof.
Y
    Election of Directors, Nominees:            COMMENTS: (change of address)

    R.M. Burridge, C.R. O'Neil, R.S. Peterson
    F.K. Reilly, E.M. Roob                      ------------------------------

                                                ------------------------------

                                                ------------------------------

                                                ------------------------------
                                        (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

You are encouraged to specify your choice by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your proxy will be voted in accordance with the the Board of Directors' recommendations. The Proxies
cannot vote your shares unless you sign and return this card.        SEE REVERSE
                                                                         SIDE